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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of SunTrust Banks, Inc. ("SunTrust") of our report dated January 24, 2003 relating to the financial statements, which appears in SunTrust's 2002 Annual Report to Shareholders, which is incorporated in its Annual Report on Form 10-K for the year ended December 31, 2002.

/s/ PricewaterhouseCoopers LLP

Atlanta, Georgia
June 30, 2003